                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement

                        [_] CONFIDENTIAL, FOR USE OF THE
                        COMMISSION ONLY (AS PERMITTED BY
                                RULE 14A-6(E)(2))

                         [X] Definitive Proxy Statement

                      [ ] Definitive Additional Materials

     [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             MORGAN FUNSHARES, INC.

                (Name of Registrant as Specified In Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTES:



                                Reg. (S) 240.14a-101.

                                SEC 1913 (3-99)

]
                             MORGAN FUNSHARES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 22, 2003

The Annual Meeting of Shareholders of Morgan FunShares, Inc. (the "Fund") will be held at Park Place, 10 West Streetsboro, Hudson, Ohio at 4:00 p.m., Eastern Time, on Tuesday, April 22, 2003 for the following purposes:

1. To elect five directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

2. To approve Fifth Third Asset Management, Inc. as the Fund's Investment Adviser, and to approve an Investment Advisory Agreement with Fifth Third Asset Management, Inc.

3. To approve the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 2003.

4. To approve a change to the Fund's Investment Objective and Policy.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on Friday, March 21, 2003 are entitled to vote at the meeting or any adjournment thereof.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                James C. Onorato
                                    Secretary

Hudson, Ohio
March 31, 2003

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 PROXY STATEMENT

The accompanying proxy is solicited by the Directors of Morgan FunShares, Inc. (the "Fund") for use at the Annual Meeting of its Shareholders, to be held at Park Place, 10 West Streetsboro St., Hudson, Ohio at 4:00 p.m., Eastern Time, on Tuesday, April 22, 2003.

Shareholders of record as of the close of business on the record date, Friday, March 21, 2003, are entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, 1,175,990 common shares of the Fund were outstanding, each of which is entitled to one vote at the Annual Meeting.

This proxy statement and form of proxy is being mailed to shareholders on or about April 8, 2003.

THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER WHO REQUESTS THEM BY CONTACTING MR. ROBERT PINCUS, FIFTH THIRD/MAXUS INVESTMENT ADVISORS, 1404 EAST NINTH ST., 6TH FLOOR, CLEVELAND, OHIO 44114 (CALL TOLL-FREE 1-800-446-2987). THESE REPORTS ARE NOT TO BE REGARDED AS PROXY-SOLICITING MATERIAL.

1. ELECTION OF DIRECTORS

It is with great sadness that the Fund advises shareholders that the Fund's founder, Chairman and investment adviser, Burton D. Morgan, died March 6, 2003. The Board has not yet selected a replacement to assume Mr. Morgan's place on the Board of directors. Currently the Board of Directors has six directors.

At a regular meeting of the Board of Directors held October 22, 2002, Mr. Leonard W. Lindh was appointed to fill a vacancy in a newly created director's seat on the Fund's Board of Directors. At a regular meeting of the Board of Directors held on February 26, 2003, Mr. James M. Hojnacki indicated his busy schedule prevented him from standing for re-election at the Annual Meeting. His term of the office as a director will expire at the Annual Meeting.

It is the intention of the persons named in the accompanying form of proxy to vote at the Annual Meeting for the election of the five nominees named below as Directors of the Fund to serve until the next Annual Meeting and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election.

INFORMATION CONCERNING NOMINEES

The information concerning the nominees set forth in the following table is based in part on information received from the nominees and in part on the Fund's records. No nominee beneficially owned more than 1% of the outstanding shares of the Fund as of Record Date and all five officers and directors as a group held 7,400 shares, constituting less than 1% of the outstanding shares of the Fund.

Disinterested Director Nominees:


-------------------------------------------------------------------------------------------------
Nominee Name,      Positions      Term of        Principal        Number of       Other
Address, and Age   Held with      Office and     Occupation       Portfolios in   Directorships
                   Fund           Length of      During Past      Fund Complex    Held by
                                  Time Served    Five Years and   Overseen by     Director *
                                                 Age              Director or
                                                                  Nominee for
                                                                  Director
-------------------------------------------------------------------------------------------------
William H.         Director       Mr. Fellows    Mr. Fellows      1               None
Fellows                           has been a     served as the
                                  Director       Chairman of FC
1404 E. 9th                       since 2001.    Machine Tool &
Street                            His current    Design, Inc.
6th Floor                         term expires   (a
Cleveland, OH                     at the Annual  manufacturer
44114                             Meeting.       of metal
Age: 85                                          parts) from
                                                 1999 to 2002.
                                                 He served as
                                                 an Independent
                                                 Consultant to
                                                 FC Machine
                                                 Tool & Design,
                                                 Inc. from 1996
                                                 to 2002. Mr.
                                                 Fellows is now
                                                 retired.
-------------------------------------------------------------------------------------------------
John P. Laird      Director       Mr. Laird      Mr. Laird has    1               None
1404 E. 9th                       has served     served as the
Street                            as a           President of
6th Floor                         Director       JPL
                                  since          Associates,
                                                 Inc.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Cleveland, OH                     2001. His      (a marketing
44114                             current term   consulting
                                  expires at     firm) from
Age: 61                           the Annual     1995 to the
                                  Meeting.       present. He is
                                                 also a
                                                 Director of
                                                 Business
                                                 Development
                                                 for SGS Net,
                                                 LLC (an
                                                 internet
                                                 design /
                                                 marketing
                                                 company) from
                                                 2000 to
                                                 present, and a
                                                 Registered
                                                 Representative
                                                 with Financial
                                                 Network
                                                 Investment
                                                 Corp. (an
                                                 investment
                                                 advisory
                                                 company) from
                                                 2001 to
                                                 present.

-------------------------------------------------------------------------------------------------
Leonard W. Lindh   Director       Mr. Lindh      Mr. Lindh        1               None
1404 E. 9th                       has served     served as the
Street                            as a           National
6th Floor                         Director       Accounts
Cleveland, OH                     since          Manager of
44114                             October 2002   Farrel
Age: 75                           His current    Corporation
                                  term expires   from
                                  at the         1956-1999.
                                  Annual         Mr. Lindh
                                  Meeting.       is now
                                                 retired.
-------------------------------------------------------------------------------------------------


Interested Director Nominees

-------------------------------------------------------------------------------------------------
Nominee Name,      Positions       Term of        Principal       Number of      Other
Address, and Age   Held with Fund  Office and     Occupation      Portfolios     Directorships
                                   Length of      During Past     in Fund        Held by
                                   Time Served    Five Years      Complex        Director *
                                                  and Age         Overseen by
                                                                  Director or
                                                                  Nominee for
                                                                  Director
-------------------------------------------------------------------------------------------------
Robert F.          Director        Mr. Pincus     Mr. Pincus      1              None
Pincus**           President       has served     has been an
                                   as a           Assistant
1404 E. 9th                        Director       Vice
Street                             since 1993.    President,
6th Floor                          His current    Senior
Cleveland, OH                      term expires   Investment
44114                              at the         Executive
                                   Annual         with Fifth
Age: 58                            Meeting.       Third
                                                  Securities,
                                                  Inc. from
                                                  2001 to
                                                  present.  He
                                                  has been
                                                  employed with
                                                  various
                                                  affiliates of
                                                  Fifth Third
                                                  and Maxus
                                                  from 1985 to
                                                  present
-------------------------------------------------------------------------------------------------
James C.           Director        Mr. Onorato    Mr. Onorato     1              None
Onorato**          Vice            has served     has been the
                   President       as a           President of
1404 E. 9th                        Director       Summit
Street                             since 1997     Capital, Inc.
6th Floor                          His current    (a financial
Cleveland, OH                      term expires   services
44114                              at the         company) from
                                   Annual         1998 to the
Age: 46                            Meeting.       present. He
                                                  was a Vice
                                                  President /
                                                  Portfolio
                                                  Manager for
                                                  Maxus
                                                  Investment
                                                  Group (now
                                                  Fifth Third /
                                                  Maxus
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                  Investment
                                                  Advisors)
                                                  from 1995 -
                                                  1997.
-------------------------------------------------------------------------------------------------


* Only directorships in publicly held companies are disclosed.
** Mr. Pincus and Mr. Onorato are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") by reason of being officers of the Fund. Additionally, Fifth Third Bank, Mr. Pincus' employer, is the corporate parent of Fifth Third Asset Management, Inc., the investment adviser to the Fund; Fifth Third Bank is also an affiliate of Fifth Third Securities, an entity which frequently executes trades for the Fund.

The following table sets forth certain information regarding the ownership of shares of the Fund by the directors, director nominees and executive officers of the Fund as of March 21, 2003.

                      Director Nominee Holdings
                       In Morgan FunShares, Inc.
                        (as of March 21, 2003)

-------------------------------------------------------------------------------------------------
Name                              Number of Shares Beneficially   Percentage of the Shares
                                  Owned                           Beneficially Owned
-------------------------------------------------------------------------------------------------
Robert F. Pincus                  6,000*                          **
-------------------------------------------------------------------------------------------------
William H. Fellows                100                             **
-------------------------------------------------------------------------------------------------
James C. Onorato                  0                               None
-------------------------------------------------------------------------------------------------
John P. Laird                     0                               None
-------------------------------------------------------------------------------------------------
Leonard W. Lindh                  1,300                           **
-------------------------------------------------------------------------------------------------

* Includes 1,500 shares owned by Mr. Pincus' spouse as to which Mr. Pincus disclaims beneficial ownership.
** Constitutes less than 1% of outstanding shares.

                             DIRECTOR NOMINEE SHARE
                             OWNERSHIP BY DOLLAR RANGE

     The following table sets forth the dollar range of each director nominee's ownership of shares of the Fund as of March 21, 2003

-------------------------------------------------------------------------------------------------
Name of Nominee                   Dollar Range of Equity          Aggregated Dollar Range of
                                  Securities in the Fund*         Equity Securities in All
                                                                  Funds Overseen or to be
                                                                  Overseen by Director or
                                                                  Nominee in Family of
                                                                  Investment Companies
-------------------------------------------------------------------------------------------------
Robert F. Pincus                  $10,001-$50,000                 $10,001-$50,000
-------------------------------------------------------------------------------------------------
James C. Onorato                  $0                              $0
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
William H. Fellows                $1-$10,000                      $1-$10,000
-------------------------------------------------------------------------------------------------
John P. Laird                     $0                              $0
-------------------------------------------------------------------------------------------------
Leonard W. Lindh                  $1-$10,000                      $1-$10,000
-------------------------------------------------------------------------------------------------

* As of March 21, 2003, the market value of Fund's stocks was $5.13 per share.


Five meetings of the Board of Directors were held during the fiscal year ended December 31, 2002. Each Director other than Messrs. Dougherty and Lindh, attended at least 75% of the meetings of the Board of Directors during 2002.

The Fund does not have a compensation committee. The Fund has a Nominating Committee, an Audit Committee and an Executive Committee. The Board of Director established the Nominating Committee in July, 2002. The current members of the Nominating Committee are Messrs. Hojnacki, Laird, and Fellows. The Nominating Committee will consider qualified director candidates recommended by shareholders as and when the need arises, in the Nominating Committee's sole discretion, to fill any vacancies on the Board of Directors resulting from the death, resignation, retirement or removal of independent directors. The Nominating Committee met once during the fiscal year ended December 31, 2002 relating to the appointment of Mr. Lindh to fill a newly-created seat of the Board of Directors. The Board of Directors established the Executive Committee in October 2002 to handle ministerial duties and tasks between regularly scheduled meetings of the full board. The present members of the Executive Committee are Messrs. Pincus, Fellows and Lindh. The Executive Committee did not meet during the fiscal year ended December 31, 2002. The Board of Directors established the Audit Committee in 1998. The general function of the Audit Committee, the identity of the Audit Committee's members and the number of meetings held by the Audit Committee during fiscal 2002 are set forth below.

AUDIT COMMITTEE

The Audit Committee held three meetings during the year ended December 31, 2002. The primary functions of the Audit Committee are to evaluate the performance and fees of the Fund's independent auditors, review the annual audit and the Fund's internal accounting controls with the independent auditors, review the results of the audit with management, consult with management with respect to the Fund's internal accounting controls and other operating systems, review all related party transactions on an ongoing basis, review SEC exam comments, rights offering material and review potential conflict of interest situations where appropriate. The current members of the Audit Committee are Mr. Hojnacki, Mr. Fellows and Mr. Laird, all of whom are independent directors under the 1940 Act.

At the February 26, 2003 meeting of the Board of Directors, the Audit Committee recommended to the Board of Directors the selection of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent accountants for the year ending December 31, 2003. The Board of Directors, acting on such recommendation, appointed McCurdy & Associates C.P.A.'s, Inc. as independent accountants, subject to shareholder approval at the 2003 Annual Meeting.

EXECUTIVE OFFICERS

The Fund has no other executive officers except for Messrs. Pincus, the President of the Fund; and Mr. Onorato, the Vice President and Secretary of the Fund.

COMPENSATION OF DIRECTORS

Each Director who was not acting as the Investment Adviser or was not an interested person of Mutual Shareholder Services, LLC. earned compensation from the Fund in the amount of $100 for each Board of Directors or shareholders meeting attended. The Board of Directors met five times in fiscal year 2002. Members of the Audit Committee receive $100 for each meeting of the Audit Committee unless such meeting immediately follows a meeting of the Board of Directors. During fiscal year 2002 the Fund's Directors were paid the following amounts under these arrangements: Mr. Pincus, $600; Mr. Onorato, $400; Mr. Erbaugh, $600; Mr. Fellows, $600; Mr. Dougherty, $200; Mr. Laird, $400; Mr. Hojnacki, $800. Mr. Lindh, $200.

Election of directors requires the affirmative vote of a plurality of the votes cast at the Annual Meeting at which a quorum is present in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD.

2. TO APPROVE FIFTH THIRD ASSET MANAGEMENT, INC. AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH FIFTH THIRD ASSET MANAGEMENT, INC.

PRIOR INVESTMENT ADVISORY AGREEMENT. Prior to March 4, 2003, the Fund's investments were managed by Burton D. Morgan under an Investment Advisory Agreement entered into in 1996 and amended in 2001. The amendment was approved by shareholders at the 2001 Annual Meeting (the "Prior Advisory Agreement"). Due to Mr. Morgan's serious illness, at a Board meeting held on February 26, 2003, the Board of Directors, including a majority of the independent directors, decided to terminate the advisory relationship with Mr. Morgan. To avoid disruption of the investment management program for the Fund, at the same board's meeting, the Board of Directors authorized a new advisory agreement with Fifth Third Asset Management, Inc.

NEW ADVISORY AGREEMENT. On March 4, 2003, the Fund entered into a written Investment Advisory Agreement (the "New Advisory Agreement") with Fifth Third Asset Management, Inc. ("Investment Adviser") and the Prior Advisory Agreement was simultaneously formally terminated. On March 6, 2003, Mr. Morgan died. The New Advisory Agreement become effective on March 4, 2003 and will remain in effect until the sooner of 150 days after it commenced or the date on which shareholders of the Fund vote to approve the New Advisory Agreement. The form of the New Investment Advisory Agreement is attached as Appendix A. The Board of Directors is asking you to vote on this New Investment Advisory Agreement because the Fund may enter into a new advisory agreement for a period of longer than 150 days only with shareholder approval.

In considering whether to approve the New Advisory Agreement, the Board of Directors considered the following factors in determining the reasonableness and fairness of the New Advisory Agreement:

- The qualification of Fifth Third Asset Management, Inc. to provide investment advisory services to the Fund. The Board reviewed the credentials and experience of the officers and employees of Fifth Third Asset Management, Inc. who would provide investment advisory services to the Fund, as well as other clients managed by Fifth Third Asset Management, Inc.

- The performance record of other funds advised by Fifth Third Asset Management, Inc.

- The range of investment advisory services to be provided by Fifth Third Asset Management, Inc. The Board reviewed the services to be provided by Fifth Third Asset Management, Inc. and noted that the services were identical to those provided by Mr. Morgan under the Prior Advisory Agreement.

- The terms of the New Advisory Agreement and the Prior Advisory Agreement. The Board noted, as stated below, that the terms of the New Advisory Agreement were in all material respects identical to the Prior Advisory Agreement except for elimination of the expense reimbursement provision.

After considering the factors, the Board concluded that it is in the best interest of the Fund and its shareholders to approve the New Advisory Agreement. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives.


COMPARISON OF THE PRIOR ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT. Other than the identity of the investment adviser, and deletion of the contractual expense reimbursement provision following approval of the New Advisory Agreement by shareholders, there are no material differences between the New Advisory Agreement and the Prior Advisory Agreement.

COMPENSATION OF THE PRIOR INVESTMENT ADVISER AND NEW INVESTMENT ADVISER. As under the Prior Advisory Agreement, the New Advisory Agreement provides that Investment Adviser is entitled to receive an annual fee of .80% of the average value of the Fund's net assets payable monthly. The New Advisory Agreement also provides that the Investment Adviser will reimburse the Fund in the amount, if any, by which total operating expense of the Fund for any fiscal year, exclusive of taxes, interest, brokerage fees and commissions, amortization and extraordinary expenses, exceed 2% of the average annual net assets of the Fund, except that the amount required to be reimbursed for any fiscal year will not exceed the amount of fees received by the Investment Adviser with respect to that fiscal year. However, upon shareholder approval at the Annual Meeting, the Investment Adviser will not be subject to the 2% reimbursement provision for any period after the Annual Meeting. Due to the decline in the Fund's net assets as a result of market factors, the Investment Adviser was unwilling to agree to the 2% reimbursement provision.

For the fiscal year ended December 31, 2002, the Fund paid Mr. Morgan investment advisory fees totaling $65,482 under the Prior Advisory Agreement. Mr. Morgan reimbursed the Fund the full amount of such advisory fees under the expense reimbursement provision of the Prior Advisory Agreement which required him to reimburse the Fund the amount by which actual Fund expense exceeded 2% of the Fund's net assets. (Through an accounting error, Mr. Morgan actually over-reimbursed the Fund by $16,388 which amount will be repaid to Mr. Morgan's estate.) Had the provisions of the New Advisory Agreement been in effect during 2002, the Fund would have paid a total of $65,482 in advisory fees in 2002, or $65,482 more than was actually paid (after reimbursements) in 2002.

The Fund is unable to meaningfully forecast the amount of advisory fees that will be payable in 2003 to the Investment Adviser under the New Advisory Agreement if it is approved by shareholders at the Annual Meeting. This is because 2003 advisory fees are based upon the Fund's average net assets during 2003 which are subject to market fluctuation. However, assuming that the Fund's advisory fees to be the same in 2003 and 2002, the Investment Advisor (and the estate of Mr. Morgan for the period prior to termination of the Prior Advisory Agreement) would collectively be entitled to receive advisory fees of $65,482, which amount would not be subject to the 2% reimbursement obligation for any period after the Annual Meeting.

The Investment Adviser currently does not act as the investment adviser to other funds which have similar investment objectives to the Fund's. It advises the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus. It also makes investment decisions with respect to the Fund's assets and places orders to purchase and sell securities. In all of these activities, the Investment Adviser is supervised by the Fund's Board of Directors.

DURATION AND TERMINATION. The New Advisory Agreement automatically renews each year if it is approved by the Fund's Board of Directors, or by a vote of a majority of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not interested persons of the Fund, by vote cast in person at a meeting called for the purpose of voting on the approval. The New Advisory Agreement may be terminated at any time without penalty by the Fund, upon the vote of the majority of the Fund's Board of Directors or by vote of the majority of the Fund's outstanding voting securities, upon notice to the Fund. The New Advisory Agreement may also be terminated at any time without penalty by the Investment Adviser.

LIMITATION OF LIABILITY. Under the New Advisory Agreement, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with a matter to which the New Advisory Agreement relates. However, nothing in the New Advisory Agreement protects the Investment Adviser against liability to the Fund or to the holders of the Fund's shares for willful misfeasance, bad faith, or gross negligence on its part in the performance of his duties. The Investment Adviser is also not protected from liability resulting from its reckless disregard of its obligations and duties under the New Advisory Agreement.

DESCRIPTION OF THE INVESTMENT ADVISER. The Investment Adviser is a wholly-owned subsidiary of Fifth Third Bank, located at Cincinnati, Ohio. The Investment Adviser is an Ohio corporation whose address is 1404 East 9th Street, Cleveland, OH 44114. The Investment adviser was founded in 1975 and is registered as an investment adviser with the U.S. Securities and Exchange Commission.

Set forth below is a list of the current directors and principal executive officers of the Investment Adviser, including their names, ages, position(s) with the Investment Adviser, and principal occupation. The principal business address of each director and the principal executive officer, as it relates to his duties at the Investment Adviser, is 1404 E. 9th Street, 6th Floor, Cleveland, Ohio 44114.


-------------------------------------------------------------------------------------------------
Name                              Position with Fifth Third       Principal Occupation
                                  Assets Management, Inc.
-------------------------------------------------------------------------------------------------
Neal E. Arnold                    Director                        Executive Vice President of
                                                                  Fifth Third Bank
-------------------------------------------------------------------------------------------------
Keith Wirtz                       Director                        Chief Investment Officer of
                                  President                       Fifth Third Bank
-------------------------------------------------------------------------------------------------
Paul L. Reynolds                  Secretary                       Executive Vice President of
                                                                  Fifth Third Bank
-------------------------------------------------------------------------------------------------
Christopher Bell                  Treasurer                       Chief Financial Officer of
                                                                  Fifth Third Bank
-------------------------------------------------------------------------------------------------


The Fund has an Accounting Services Agreement with Mutual Shareholder Services, LLC (formerly an affiliate of Fifth Third / Maxus Investment Advisors. On January 1, 2001, it was purchased by a private buyer). Mutual Shareholder Services, LLC is an Ohio Limited Liability Company whose address is 8869 Brecksville Road, Suite C, Brecksville, OH 44141. The Accounting Services Agreement provides that Mutual Shareholder Services, LLC. will maintain the current books, accounts, records, journals or other records of original entry relating to the business of the Fund. Under the Accounting Services Agreement, the Fund paid Mutual Shareholder Services, LLC. $40,926 during fiscal year 2002.


The affirmative vote of at least 67% of the shares represented at the meeting (if more than 50% of the outstanding shares entitled to vote are represented at the meeting) or a majority of the outstanding shares of the Fund, whichever is less, is required to approve this proposal

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

3. RATIFICATION OF APPOINTMENT OF AUDITORS

The Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, have selected McCurdy & Associates C.P.A.'s, Inc. to continue as Auditor for the Fund for the fiscal year ending December 31, 2003. McCurdy & Associates C.P.A.'s, Inc. has advised the Fund that it has no direct or indirect financial interest in the Fund. This selection is subject to the approval of the shareholders of the Fund at the Annual Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of the selection.

The following table sets forth the aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders (Audit Fees); (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the investment adviser that provides services to the Fund (Financial Information Systems Design); and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the investment adviser that provides services to the Fund (All Other Fees).

-------------------------------------------------------------------------------------------------
Audit Fees                     Financial Information        All Other Fees
                               Systems Design
-------------------------------------------------------------------------------------------------
$14,389                        0                            0
-------------------------------------------------------------------------------------------------

Ratification of appointment of McCurdy & Associates C.P.A.'s, Inc. as the Fund's Auditor requires the affirmative vote of a plurality of the votes cast at the Annual Meeting at which a quorum is present in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

4. AMENDMENT TO FUND'S FUNDAMENTAL INVESTMENT POLICY AND OBJECTIVES

The Fund is subject to specific investment restrictions that govern its investment activities. Under the Investment Company Act of 1940, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. The investment restrictions limit the investment activities of the Fund's investment adviser.

The Fund's current investment policies prohibit the Fund from writing (selling) or purchasing put or call options, combinations thereof or similar options. The proposed changes would eliminate the restriction imposed on the Fund not to engage in options trading. The proposed change authorizes the Investment Adviser to use covered calls as a means to enhance income. Securities positions against which options are purchased (sold) will not to exceed 25% of the market value of the portfolio at any give time. Under no circumstances will options be used in a speculative manner or to increase portfolio leverage. A covered call strategy constitutes the purchase or sale of a call option on an underlying security held in the portfolio. The sale of call options can be used to enhance income in the portfolio.

The Fund believes that the amendment will enhance the Fund's flexibility to respond to market, industry, regulatory or technical changes and, therefore, its ability to manage Fund assets in a constantly changing investment environment.

The Board has been advised by the Investment Adviser that it does not anticipate that the proposed changes to the Fund's investment policies, permitting limited options trading, will result in a greater level of investment risk associated with an investment in the fund. However, by engaging in options trading the Fund may sacrifice some potential gains if the trading price of a security underlying a covered call position were to increase above the strike price of the call. The Fund does not anticipate either that the proposed changes in fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Fund is managed and operated.

The affirmative vote of at least 67% of the shares represented at the meeting (if more than 50% of the outstanding shares entitled to vote are represented at the meeting) or a majority of the outstanding shares of the Fund, whichever is less, is required to approve this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 4.


                              BENEFICIAL OWNERSHIP

As of March 21, 2003, the only persons known by the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund are: (1) the Estate of Burton D. Morgan, c/o Mr. Patrick J. Weschler, 50 S. Main Street, Akron, Ohio 44309-1500. Mr. Weschler is the co-executor of the Estate of Burton D. Morgan which owns 580,000 shares (49.3%) of the outstanding shares; and (2) Luke E. Sims, 777 E. Wisconsin Ave., Suite 3700, Milwaukee, Wisconsin, who owns 115,136 shares (9.8%) of the outstanding shares.


                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Fund within two (2) business days after the transaction date. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms which they file with the SEC.

During 2002, Mr. Onorato, as the Fund's director, was required to report his sale of 800 shares of the Fund's Common Stock on December 2, 2002. Mr. Onorato should have reported such transaction within two (2) business days, however, Mr. Onorato did not report the transaction on From 4 until December 30, 2002.

Other than the late filing that disclosed above, to the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund and written representations that that no other reports were required during 2002, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners, except for the late report disclosed above, were complied with.

                                  OTHER MATTERS

The Fund knows of no business to be brought before the Meeting except as set forth above. If, however, any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

                              REVOCATION OF PROXIES

Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, a shareholder present at the Meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Directors, for ratification of Fifth Third Asset Management, Inc. as the Fund's Investment Adviser and for ratification of the Investment Advisory Agreement with Fifth Third Asset Management, Inc., for ratification of the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent accountants; and for ratification of amendment to Fund's fundamental investment policy and objectives.


                             SOLICITATION OF PROXIES

Proxies will be solicited by mail and may also be solicited in person or by telephone by Officers or Directors of the Fund. The cost of preparing and mailing this statement and the accompanying form of notice and proxy will be borne by the Fund.

Although neither Ohio law nor the Articles of Incorporation or current Code of Regulations of the Fund specifically provide for such matters, the Fund's policy and practice is that (i) properly executed proxies that are marked abstain or are held in street name by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, and (ii) abstentions and broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

                          PROPOSALS OF SECURITY HOLDERS

Proposals of shareholders intended to be presented at the Annual Meeting of the Fund in 2004 must be received by the Fund no later than December 31, 2003 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The mailing address of the Fund is 1404 East 9th Street, Cleveland, OH 44114.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                James C. Onorato
                                    Secretary
March 31, 2003

                                   APPENDIX A

                          INVESTMENT ADVISORY AGREEMENT

        This INVESTMENT ADVISORY AGREEMENT (this "Agreement") is made and entered into at Cleveland, Ohio as of March 4, 2003 by and between MORGAN FUNSHARES, INC. (the "Fund"), an Ohio corporation, and FIFTH THIRD ASSET MANAGEMENT, INC. (the "Advisor").

                                    RECITALS:

A. The Fund is registered with the U. S. Securities and Exchange Commission under the Investment Company Act of 1940 (the "Company Act") as a non-diversified, closed-end management investment company, with an investment objective of achieving appreciation of capital, primarily through investments in equity securities of the types of companies as described in Schedule A to this Agreement captioned "Investment Objective and Policies of the Fund."

B. The Fund's investment advisory agreement with its current investment advisor, Burton D. Morgan, is being terminated simultaneously with execution of this Agreement by mutual consent for health reasons of Burton D. Morgan.

C. Pursuant to Rule 15a-4(b) promulgated under the Company Act the Fund may lawfully enter into an interim investment advisory contract, that has not been approved by a majority of the Fund's outstanding voting securities, with a new investment advisor for a period not exceeding 150 days provided that the compensation to be received under the interim contract is no greater than the compensation the terminated advisor would have received under the prior advisory contract.

D. The Fund and the Advisor desire to enter into this agreement to (1) appoint Advisor as the interim investment advisor for the Fund, on terms consistent with the requirements of Rule 15a-4(b), until this Agreement is submitted for approval by a majority of the Fund's outstanding voting securities at the Fund's 2003 Annual Meeting of Shareholders scheduled to take place on Tuesday, April 22, 2003; and (2) subject to receipt of such approval, appoint Advisor as the investment advisor for the Fund, in both cases on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises, the Fund and Advisor agree as follows:

SECTION 1. INVESTMENT DESCRIPTION; APPOINTMENT

(a) The Board of Directors of the Fund desire to employ the Fund's capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in Schedule A as same may be modified or supplemented from time to time by notice to the Advisor by the Fund.

(b) The Board of Directors hereby appoints the Advisor to act as an investment advisor to the Fund for the periods and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

SECTION 2. MANAGEMENT DUTIES

(a) Subject to supervision by the Fund's Board of Directors, the Advisor will
(i) manage all the Fund's assets in accordance with the Fund's investment objectives, policies and limitations as stated in Schedule A; (ii) make investment decisions with respect to the assets; and (iii) place orders to purchase and sell securities and, where appropriate, commodity futures contracts with respect to assets.

(b) The Advisor will keep the Fund informed of developments materially affecting the Fund and will, on the Advisor's own initiative, furnish the Fund's Board of Directors from time to time whatever information the Advisor believes appropriate for this purpose.

(c) The Advisor agrees that it will comply with the Investment Company Act of 1940, the Investment Advisers Act of 1940 (the "Advisers Act") and all rules and regulations thereunder, all applicable federal and state laws and regulations and with any applicable policies and procedures adopted by the Fund's Board of Directors.

SECTION 3. BROKERAGE

(a) The Advisor agrees that it will place orders in accordance with the issuer or with brokers or dealers selected by it in accordance with the standards specified in paragraphs (b) and (c) of this Section 3.

(b) In placing orders with brokers and dealers, the Advisor will use his best efforts to seek the best overall terms available for any transaction, the Advisor will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.

(c) In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Advisor may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Advisor or an affiliate exercise investment discretion. The Fund recognizes that it is desirable that the Advisor have access to supplemental investment and market research and security and economic analyses provided by brokers and that such brokers may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor is authorized to pay higher brokerage commissions for the purchase and sale of securities for the Fund to brokers who provide such research and analyses, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice.

SECTION 4. INFORMATION PROVIDED TO THE FUND

(a) The Advisor agrees that it will make available to the Fund promptly upon its request copies of all of its investment records and ledgers with respect to the Fund's assets to assist the Fund in monitoring compliance with the Company Act and the Advisers Act as well as other applicable laws. The Advisor will furnish the Fund's Board of Directors with such periodic and special reports as the Board of Directors may reasonably request.

(b) The Advisor agrees that it will immediately notify the Fund if the Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Advisor from serving as investment advisor in accordance with this Agreement; (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Advisor has provided information about the Advisor to the Board of Directors, and the Advisor further agrees to notify the Fund's Board of Directors immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the information previously supplied to the Fund's Board of Directors.

(c) The Advisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Advisor's registration under the Advisers Act on Form ADV, as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statement therein not misleading. The Advisor agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Advisor acknowledges that it is an "investment adviser" to the Fund within the meaning of the Company Act and the Advisers Act.

SECTION 5. BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Company Act, the Advisor hereby agrees that all records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records required to be maintained by Rule 31a-1 under the Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

SECTION 6. COMPENSATION OF ADVISOR

(a) In consideration of services rendered in accordance with this Agreement, the Fund will pay the Advisor a fee or the first business day of each month a fee at the annual rate of 0.80% of the average value of the Fund's net assets. Net assets value will be computed at least once each week.

(b) The Advisor fee for the period from the date this Agreement becomes effective to the end of the month during which this Agreement becomes effective will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of the month, the fee for such part of that month will be prorated according to the proportion that this period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

(c) For the purpose of determining fees payable to the Advisor, the value of the Fund's net assets will be computed in the manner specified in the Fund's Prospectus for the computation of the value of net assets. A copy of the Prospectus has been furnished to the Advisor.

SECTION 7. COSTS AND EXPENSES

Unless and until this Agreement has been approved by a majority of the Fund's voting securities, if during the period, not to exceed 150 days, prior to receipt of such approval, that this Agreement is in effect, the Fund's total operating expenses, exclusive of taxes, interest, brokerage fees and commissions, amortization and extraordinary expenses, incurred during such period exceed 2%, on an annualized basis, of the average annual net assets of the Fund, the Advisor will reimburse the Fund for the amount of this excess, except that the amount required to be reimbursed for such period will not exceed the amount of fees received by the Advisor hereunder in respect of such period. This expense reimbursement will be estimated, reconciled and paid on a monthly basis.

The reimbursement provisions of this Section 7 will not apply to any period following receipt of approval of this Agreement by a majority of the Fund's voting securities.

SECTION 8. STANDARD OF CARE

The Advisor will exercise its best judgment in rendering the services provided by it under this Agreement. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matter to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect the Advisor against any liability to the Fund or to holders of the Fund's shares representing interests in the Fund to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement.

SECTION 9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

(a) It is understood that the services of the Advisor are not exclusive, and nothing in this Agreement will prevent the Advisor from providing similar services to other investment companies (whether their investment objectives and policies are similar to those of the Fund ) or from engaging in other activities.

(b) When the Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Advisor recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund such transactions will be executed on a basis that is fair and equitable to the Fund.

(c) The Fund understands and acknowledges that the persons employed by the Advisor to assist in the performance of its duties under this Agreement will not devote their full time to that service;

nothing contained in this Agreement will be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

SECTION 10. DURATION AND TERMINATION

(a) This Agreement will become effective:

(i) as an interim advisory agreement pursuant to Company Act Rule 15a-4(b), immediately upon execution by the fund and Advisor for a period not to exceed 150 days; and

(ii) if approved by a majority of the outstanding voting securities of the Fund, at the Fund's 2003 Annual Meeting of Shareholders or otherwise, and will continue for a period of one (1) year from date of receipt of such approval, and thereafter will continue automatically for successive annual periods, provided this continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) by a vote of a majority of the Fund's outstanding voting securities (as defined in the Company Act), provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Company Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) Notwithstanding the foregoing, this Agreement may be terminated (i) at any time without penalty by the Fund, upon the vote of the majority of the Fund's Board of Directors or by vote of the majority of the Fund's outstanding voting securities, upon notice to the Fund, or (ii) by the Advisor at any time, in each case without penalty.

(c) This Agreement will terminate automatically in the event of its assignment (as defined in the Company Act and in rules adopted under the Company Act).

SECTION 11. NOTICES

        The address for all notices, demands and requests of any kind deliverable pursuant to this Agreement will be:

        If to the Fund:      Morgan FunShares, Inc.
                             Attn: Burton D. Morgan, Chairman
                             Park Place, Suite 301
                             10 W. Streetsboro Street
                             Hudson, OH  44236
                             Telecopy No.: (303) 650-4946

        With copies to:      Morgan FunShares, Inc.
                             Attn: Robert F. Pincus, President
                             c/o Fifth Third Bank, NA
                             1404 E. 9th St
                             6th Floor
                             Cleveland, OH  44114
                             Telecopy No.: (216) 274-5334

                             and

                             John F. Ballard, Esq.
                             Buckingham, Doolittle & Burroughs, LLP
                             1375 East 9th St.
                             Suite 1700
                             Cleveland, Ohio  44114
                             Telecopy No.: (330) 252-5496

        If to the Advisor:   Fifth Third Asset Management, Inc.
                             Attn: Kenneth F. Senvisky, Jr. CFA
                             1404 East 9th Street
                             Cleveland, OH 44114
                             Telecopy No.: (216) 274-5378




SECTION 12. AMENDMENTS

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement will be effective until approved in accordance with applicable law.

SECTION 13. MISCELLANEOUS

(a) This Agreement will be governed by the laws of the State of Ohio, provided that nothing herein will be construed in a manner inconsistent with the Company Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect.

(c) If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby and, to this extent, the provisions of this Agreement will be deemed to be severable.

(d) Nothing herein will be construed as constituting the Advisor as an agent of the Fund.



IN WITNESS WHEREOF, the Fund and Advisor have executed this Agreement as of March 4, 2003.


                                                   MORGAN FUNSHARES, INC.

                                                   By: _______________________
                                                   Name: James C. Onorato
                                                   Title: Vice President


                                                   FIFTH THIRD ASSET
                                                   MANAGEMENT, INC.

                                                   By:_________________________
                                                   Name: James Bernard
                                                   Title: Vice President

                                   SCHEDULE A
                                  (Page 1 of 3)

                TO INVESTMENT ADVISORY AGREEMENT BETWEEN MORGAN
     FUNSHARES, INC. (THE "FUND") AND FIFTH THIRD BANK INVESTMENT ADVISORS
                           DATED AS OF MARCH 4, 2003

                  INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

        The investment objective and policies of the Fund are briefly described in the Fund's Prospectus under the heading "Investment Objective and Management Techniques." The Fund has adopted the following fundamental investment policies and restrictions in addition to the fundamental investment policies described in the Prospectus. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the 1940 Act, the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (B) more than 50% of the outstanding shares of the Fund. The Fund may not:

        1. Invest in securities of issuers which have a record of less than three (3) years' continuous operation or which are subject to restrictions on disposition under the Securities Act of 1933 and at the time of such purchase, more than fifteen percent (15%) of its assets (taken at value) would be so invested.

        2. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of mutual funds which invest in debt securities in accordance with their objectives and policies are not prohibited.

        3. Borrow money except for temporary or emergency purposes from banks and then only in an amount not to exceed five percent (5%) of the Fund's net assets, without regard to the amount of senior securities outstanding under
Item 15 below; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

        4. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

        5. Write (sell) or purchase put or call options, combinations thereof or similar options.

        6. Purchase or retain any securities of an issuer if any of the officers or Directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

        7. Invest for the purpose of exercising control or management of another issuer.

        8. Invest in commodities or commodity futures contracts or in real estate or real estate limited partnerships, although it may invest in open-end investment companies which invest in real estate securities.

        9. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

        10. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

        11. Invest in securities of any investment company, if immediately after such purchase or acquisition the Fund would own (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

        12. Acquire more than 10% of the outstanding voting securities of any one issuer.

        13. Purchase the securities of any issuer as to 50% of the Fund's total assets, such purchase at the time thereof would cause more than 5% of the value of the total assets to be invested in the securities of any one issuer or, as to the remaining 50% of total assets, such purchase at the time would cause more than 25% of the value of the total assets to be invested in the securities of any one issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

        14. Invest more than 25% of the Fund's total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

        15. Issue senior securities, except (1) in the case of senior securities representing indebtedness provided that the Fund must have "asset coverage" of at least 300%, (ii) in the case of senior securities representing stock, provided that the Fund must have "asset coverage" of at least 200%, and
(iii) borrowing to the extent set forth in Item 3 above. "Asset coverage" of a class of senior security representing an indebtedness means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. "Asset coverage" of a class of senior security which is a stock means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of such class of senior security which is a stock.

        If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

        Neither the Investment Advisor nor any officer or director thereof, nor any officer or director of the Fund shall take a short position in any securities issued by the Fund.

        The Fund will not invest more than 5% of its portfolio in convertible debt securities rated BB or lower by Standard & Poor's Corporation or unrated securities which, in the opinion of the Investment Adviser, are of comparable quality. Securities rated BB or lower by Standard & Poor's are usually considered lower-rated securities and have speculative characteristics. Please refer to Appendix A of the Prospectus for a description of these ratings. It should be noted that (a) the market prices of lower-rated securities fluctuate more than prices of higher-rated securities, (b) the prices of lower-rated securities may decline significantly in periods of general economic difficulty or rising interest rates, (c) there is a greater possibility of a financial reversal affecting the ability of issuers of lower-rated securities to make payments of income and principal on time, (d) lower-rated or unrated securities may include securities which are in default or which are issued by companies in bankruptcy, and (e) the secondary trading market for lower-rated or unrated securities may be less liquid than the market for higher rated securities, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

       The Fund has no present intention of investing in open-end investment companies, or mutual funds.

MORGAN FUNSHARES, INC.
c/o Corporate Trust Services
Mall Drop 10AT66-4129
28 Fountain Square Plaza
Cincinnati, OH 45202


NAME APPEARS


                                        FOLD AND DETACH HERE
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IT NO DIRECTION IS
MADE THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

        PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY

                   Date: ____________________________________

                   Signature ________________________________

                   Signature ________________________________

                   Please sign exactly as name appears on this card.
                   When signing as attorney, executor, administrator, trustee or guardian, please give your title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person as a joint account, please provide both signatures.

                   R.S. ROWE & COMPANY, INC.; JOB NO. 11636; PROOF OF 3-25-03 TELEPHONE (781)849-9700; (212)926-2444; (800)324-6202; FAX NO.(781)849-9740
                    EMAIL ADDRESS: rsrowe@interserv.com

                                 pm6/5th-3rd/MORGAN-PRX/pm6

                             MORGAN FUNSHARES, INC.
            ANNUAL MEETING OF SHAREHOLDERS - TUESDAY, APRIL 22, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Robert F. Pincus and James C. Onorato, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Morgan FunShares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Park Place, 10 West Streetsboro, Hudson, Ohio on Tuesday, April 22, 2003 at 4:00 P.M. local time, and any adjournment thereof.

1 To elect five Directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

      1. Robert F. Pincus         2.   John P. Laird       3.   James C. Onorato
      4. Williams H. Fellows      5.   Leonard W. Lindh

      [  ]  FOR all nominees listed above   [  ]  WITHHOLD AUTHORITY to vote for
      (except as specified below)                   all nominees listed above

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)


--------------------------------------------------------------------------------


2. To approve Fifth Third Asset Management, Inc. as the Fund's Investment Adviser, and to approve an Investment Advisory Agreement with Fifth Third Asset Management, Inc.

        [  ]  FOR           [  ]  AGAINST         [  ]  ABSTAIN

3. To approve the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 2003.

        [  ]  FOR           [  ]  AGAINST         [  ]  ABSTAIN

4. To approve an amendment to Fund's Investment Objective and Policy.

        [  ]  FOR           [  ]  AGAINST         [  ]  ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and matters incident to the conduct of the Annual Meeting.



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